

------------------------------------------------------------------------------------------------------------------------------------
                                                                             CHASE MANHATTAN AUTO OWNER TRUST
                                                                                      SERIES 1996-C
                                                                             STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
PERIOD 21                                                                                                                   PAGE # 1
DETERMINATION: 10-Sep-98                                                                                            Beginning 8/1/98
DISTRIBUTION:  15-Sep-98                                                                                              Ending 8/31/98
TIME:           9/15/98 16:31
                                                                        CLASS A-1 5.489% MONEY MARKET ASSET BACKED NOTES
                                                                        CLASS A-2 5.750% ASSET BACKED NOTES
                                                                        CLASS A-3 5.950% ASSET BACKED NOTES
                                                                        CLASS A-4 6.150% ASSET BACKED NOTES
                                                                        CLASS B-1 6.250% ASSET BACKED CERTIFICATES



                   ORIG PRINCIPAL         BEG PRINCIPAL           PRINCIPAL          INTEREST           TOTAL          END PRINCIPAL
 CLASS                BALANCE               BALANCE            DISTRIBUTION        DISTRIBUTION      DISTRIBUTION          BALANCE
------------------------------------------------------------------------------------------------------------------------------------
A-1 Notes        $225,000,000.00                $0.00                 $0.00              $0.00              $0.00              $0.00

A-2 Notes        $239,000,000.00                $0.00                 $0.00              $0.00              $0.00              $0.00

A-3 Notes        $324,000,000.00      $281,806,808.23        $21,311,486.47      $1,397,292.09     $22,708,778.56    $260,495,321.76

A-4 Note         $178,000,000.00      $178,000,000.00                 $0.00        $912,250.00        $912,250.00    $178,000,000.00
------------------------------------------------------------------------------------------------------------------------------------
NOTES TOTALS     $966,000,000.00      $459,806,808.23        $21,311,486.47      $2,309,542.09     $23,621,028.56    $438,495,321.76
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
B-1               $30,938,845.63       $21,942,985.01           $681,791.62        $114,286.38        $796,078.00     $21,261,193.39
------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE
    TOTALS        $30,938,845.63       $21,942,985.01           $681,791.62        $114,286.38        $796,078.00     $21,261,193.39
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        TOTALS   $996,938,845.63      $481,749,793.24        $21,993,278.09      $2,423,828.47     $24,417,106.56    $459,756,515.15
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



                                             FACTOR   INFORMATION   PER   $1,000


              PRINCIPAL               INTEREST            END PRINCIPAL
CLASS      DISTRIBUTION            DISTRIBUTION            BALANCE
--------------------------------------------------------------------------------
  A-1           0.00000000           0.00000000            0.00000000
         -----------------------------------------------------------------------
  A-2           0.00000000           0.00000000            0.00000000
         -----------------------------------------------------------------------
  A-3          65.77619281           4.31262991          803.99790667
         -----------------------------------------------------------------------
  A-4           0.00000000           5.12500000        1,000.00000000
         -----------------------------------------------------------------------
Notes Totals   22.06158020           2.39083032          453.92890451
--------------------------------------------------------------------------------
  B-1          22.03675044           3.69394454          687.20060355
--------------------------------------------------------------------------------
Certificate
     Totals    22.03675044           3.69394454          687.20060355
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTALS         22.06080963           2.43127097          461.16822227
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                           CHASE MANHATTAN AUTO OWNER TRUST
                                                     SERIES 1996-C
                                            STATEMENT TO CERTIFICATEHOLDERS
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

PERIOD 21                                                                                                           PAGE     # 2
DETERMINATION: 10-Sep-98                                                                                            Beginning 8/1/98
DISTRIBUTION: 15-Sep-98                                                                                             Ending 8/31/98
TIME: 9/15/98 16:31



                                                                                                                      per $1000
Section 5.8 (iii)              Servicing Fee                                                  $401,458.16             .40269086


Section 5.8 (iv)               Administration Fee                                               $1,000.00             .00100307


Section 5.8 (vi)               Pool Balance at the end of the Collection Period                             $459,756,515.15


Section 5.8 (vii)              Repurchase Amounts for Repurchased Receivable
                                                        By Seller                                                     $0.00
                                                        By Servicer                                              $70,501.27
                                                        TOTAL                                                    $70,501.27

Section 5.8 (viii)             Realized Net Losses for Collection Period                                        $341,255.20


Section 5.8 (ix)               Reserve Account Balance after Disbursement                                    $13,792,695.45


Section 5.8 (x)                Specified Reserve Account Balance                                             $13,792,695.45


Section 5.8 (xi)               Total Distribution Amount                                                     $25,489,302.50

                                                        Servicing Fee                                           $401,458.16
                                                        Administrative Fee                                        $1,000.00
                                                        Noteholders' Distribution Amount                     $23,621,028.56
                                                        Certificateholders' Distribution Amount                 $796,078.00
                                                        Deposit to Reserve Account                              $669,737.78









Section 5.8 (xii)              Noteholders' Distributable Amount


   ---------------------------------------------------------------------------------------------------------------------------------
   Class       Principal       Interest          Total       Prin (per $1000/orig)  Int (per $1000/orig)   Total (per $1000/orig)
   ---------------------------------------------------------------------------------------------------------------------------------
    A-1            $0.00           $0.00            $0.00        0.00000000              0.00000000            0.00000000
    A-2            $0.00           $0.00            $0.00        0.00000000              0.00000000            0.00000000
    A-3   $21,311,486.47   $1,397,292.09   $22,708,778.56       65.77619281              4.31262991           70.08882272
    A-4            $0.00     $912,250.00      $912,250.00        0.00000000              5.12500000            5.12500000
   ---------------------------------------------------------------------------------------------------------------------------------
   Total  $21,311,486.47   $2,309,542.09   $23,621,028.56       22.06158020              2.39083032           24.45241052
   ---------------------------------------------------------------------------------------------------------------------------------







Section 5.8 (xiii)             Certificateholders' Distributable Amount


------------------------------------------------------------------------------------------------------------------------------------
 Class      Principal       Interest         Total         Prin (per $1000/orig)  Int (per $1000/orig)   Total (per $1000/orig)
------------------------------------------------------------------------------------------------------------------------------------
  B-1      $681,791.62      $114,286.38    $796,078.00        22.03675044              3.69394454           25.73069498
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Total     $681,791.62      $114,286.38    $796,078.00        22.03675044              3.69394454           25.73069498
------------------------------------------------------------------------------------------------------------------------------------


Section 5.8 (xiv)              Reserve Account Transfer Amount                                                  $669,737.78











(C) COPYRIGHT 1998, CHASE MANHATTAN BANK
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